Supplement to the
Fidelity® Focused High Income Fund
June 29, 2023
As Revised November 8, 2023
Summary Prospectus

Effective January 1, 2024, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.
FFH-SUSTK-1123-104 1.9886599.104	November 9, 2023